SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


      Date of Report (Date of earliest event reported): September 30, 1996




                       AMERICAN BIOGENETIC SCIENCES, INC.
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               (Exact Name of Registrant as Specified in Charter)

                                    DELAWARE
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                    (State of jurisdiction of incorporation)


        0-19041                                        11-2655906
---------------------------          -------------------------------------------
  (Commission File No.)                    (IRS Employer Identification No.)


      1375 Akron Street, Copiague, New York                   11726
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     (Address of Principal Executive Offices)              (Zip Code)


                                  516-789-2600
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               (Registrant's telephone number, including area code


                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)




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Item 5.    Other Events
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           On September 30, 1996, the Company  completed a private  placement to twelve accredited investors of an aggregate of $9,000,000 of its 7% Convertible Debentures due September 30, 1998 (the "Debentures"). Interest on the Debentures is payable quarterly at the rate of 7% per annum. The Company has undertaken (in the Registration Rights Agreements discussed below) to file, on or prior to October 20, 1996, a registration statement under the Securities Act of 1933, as amended (the "Securities Act") with the Securities and Exchange Commission to register for resale the shares of Common Stock issuable upon conversion of the Debentures. Debentures (together with any accrued but unpaid interest) will become convertible to the extent of 25% of the principal amount thereof commencing on the earlier of the effective date of the registration statement or December 29, 1996, with an additional 25% of the principal amount of the Debentures becoming convertible on each of the 30th, 60th and 90th days thereafter at a conversion price equal to 83% of the average of the closing prices of the Company's Class A Common Stock for the five consecutive trading days ending on the trading day immediately preceding the conversion date of the Debentures (the "Current Market Price"); provided, however, that in no event may the conversion price be less than $3.00 per share (the "Minimum Conversion Price") nor greater than $8.00 per share (the "Maximum Conversion Price"). In the event that, but for the Minimum Conversion Price, the number of shares that would have been issued is greater than the number of shares actually issued, the holder converting such Debenture will also be entitled to receive cash in an amount equal to such difference multiplied by the Current Market Price. In the event any Debenture remains outstanding at its maturity date, the Company has the option to either convert such Debenture into shares of Class A Common Stock on the same basis as the Debentureholder could have converted such Debenture or pay the outstanding principal amount thereof, plus any accrued and unpaid interest thereon, in cash.

           The Company has also entered into Registration Rights Agreements with each of the investors pursuant to which, among other things, the Company has agreed to file, on or prior to October 20, 1996, a registration statement under the Securities Act covering the shares issuable upon conversion of the Debentures, use its best efforts to have such registration statement declared effective as soon thereafter as practicable and maintain such registration statement effective and current (with certain exceptions) until all of such shares are either sold either pursuant to such registration statement or under Rule 144 promulgated under the Securities Act or such time as Rule 144 would permit the investors to sell all of such shares without registration during a 90 consecutive day period. Should such registration statement not become effective before December 29, 1996, the Company will be required to pay each Debentureholder an amount equal to 1% of the principal amount of such holder's Debentures during the first 30 days thereafter, and 2% for each 30 days thereafter, that the registration statement is not effective. The Company may elect, in certain instances, in lieu of cash, to pay such amount by delivery of Class A Common Stock having an aggregate market value equal to the amount so payable but only if such shares are freely tradeable without restriction under the Securities Act or any state securities laws. All expenses of all such registrations are to be borne by the Company, other than brokerage commissions, underwriting discounts and commissions, other fees and expenses of investment bankers and any fees and expenses of counsel employed by the investors which are the obligations of the investors.

           As compensation to the placement agent of the Debentures, the Company paid Shoreline Pacific Institutional Finance, The Institutional Division of Financial West Group, the placement agent, a commission of $360,000 and has issued to brokers affiliated with the placement agent a warrant entitling the placement agent to purchase an aggregate of 15,618 shares of the Company's Common Stock at an exercise price of $5.7625 per share at any time until September 30, 1998 (the "Warrants").

           The foregoing is a brief description of the Debentures, Registration Rights Agreements and Warrants, forms of which appear as Exhibits 4.1, 99.1 and
99.2 of this Report, respectively. The foregoing description does not purport to be complete and is qualified in its entirety by reference to such documents.

Item 7.    Financial Statements and Exhibits
-------    ---------------------------------

           (a)        Financial statements of businesses acquired: None

           (b)        Pro forma financial information: None

           (c)        Exhibits:

                      4.1        Form   of   the   Company's   7%    Convertible
                                 Debentures.

                      99.1 Form of the basic Registration Rights Agreement between the Company and each of the purchasers of the Company's 7% Convertible Debentures.

                      99.2 Form of Warrant issued to brokers affiliated with Shoreline Pacific Institutional Finance, The Institutional Division of Financial West Group

                                   SIGNATURES

           Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                            AMERICAN BIOGENETIC SCIENCES, INC.
                                                     (Registrant)



Dated:    October 7, 1996                   By: /s/ Josef C. Schoell
                                                ------------------------
                                                  Josef C. Schoell,
                                                  Vice President Finance


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